OMB APPROVAL
OMB Number: 3235-0570
Expires: August 31, 2011
Estimated average burden hours per response: 18.9

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-03826
AIM Sector Funds (Invesco Sector Funds)*

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 6/30
Date of reporting period: 6/30/10

*	Funds included are: Invesco Van Kampen American Value Fund and Invesco Van Kampen Capital Growth Fund.

Item 1. Reports to Stockholders.

Annual Report to Shareholders June 30, 2010 Invesco Van Kampen American Value Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
14	Financial Highlights
20	Notes to Financial Statements
26	Auditor’s Report
27	Fund Expenses
28	Approval of Investment Advisory and Sub-Advisory Agreements
30	Tax Information
31	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders
     Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the 12 months ended June 30, 2010. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2      Invesco Van Kampen American Value Fund

   Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3      Invesco Van Kampen American Value Fund

Management’s Discussion of Fund Performance
Performance summary
For the 12 months ended June 30, 2010, all share classes of Invesco Van Kampen American Value Fund, at net asset value, delivered positive, double-digit returns, but the Fund slightly underperformed its broad market and style-specific benchmark, the Russell Midcap Value Index. While many individual holdings in various sectors contributed to the Fund’s performance, the primary reason it slightly underperformed its index was individual stock selection.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 6/30/09 to 6/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	28.07%
Class B Shares	27.80
Class C Shares	27.12
Class R Shares	27.84
Class Y Shares	28.41
Institutional Class Shares	28.18
Russell Midcap Value Index▼ (Broad Market/Style-Specific Index)	28.91

▼	Lipper Inc.
How we invest
We call our investment philosophy “value with a catalyst.” We believe that undervalued companies which are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are out of favor with investors, under-earning relative to their potential and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the under valuation. Examples of catalysts include improved operational efficiency, changing industry dynamics and/or a change in management.
     We initially identify potential investments through a series of quantitative screens highlighted by return on capital and enterprise value to sales metrics. With these screens as a starting point, we then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability, and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. We generally set a price target for a stock based on normalized earnings and historical valuation multiples.
     In short, our objective is to exploit negative sentiment toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.
     We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.
Market conditions and your Fund
U.S. gross domestic product — the broadest measure of the nation’s total economic activity — declined steeply in 2008, but the U.S. economy finally began to show signs that the economic contraction was moderating, and equity markets reversed direction beginning in March 2009. This stock market rally persisted through the first quarter of 2010 but came to a halt in the second quarter, ending the second quarter in negative territory.
     At the beginning of the 12-month period covered by this report, riskier assets were outperforming securities considered safe havens, like U.S. Treasuries. This continued through the middle of April 2010. However, renewed credit problems overseas and the market correction that occurred in May and June created a more uncertain environment which prompted many investors to favor safety over risk. Although recent market volatility created challenges, it also created some investment opportunities, as companies with positive fundamentals became more attractively valued.
     All sectors of the Fund posted positive performance for the reporting period as equity markets rallied through the first quarter of 2010.
     The information technology sector was the largest contributor to Fund performance relative to its benchmark. In this sector, Perot Systems was the largest contributor; the stock rose due to its acquisition by Dell (not a Fund holding). Fidelity National Information Services, which provides banking and payments technology solutions and processing services, also performed well as it realized cost savings from merging with Metavante (not a Fund holding), another processing services company.
     In the consumer staples sector, Fund holding Estee Lauder performed well due to increased consumer demand for its products. Sysco, a restaurant food

Portfolio Composition
By sector

Financials		22.0%
Industrials		12.0
Consumer Discretionary		10.8
Information Technology		10.8
Health Care		10.3
Materials		9.6
Consumer Staples		8.6
Energy		7.5
Utilities		6.7
Money Market Funds Plus Other Assets Less Liabilities		1.7

Top 10 Equity Holdings*

1. Willis Group Holdings PLC		3.9%
2. Fidelity National Information Services, Inc.		3.9
3. Avery Dennison Corp.		3.3
4. Goodrich Corp.		3.2
5. Valspar Corp.		3.1
6. ACE Ltd.		3.0
7. Zebra Technologies Corp.		3.0
8. Snap-On, Inc.		3.0
9. El Paso Corp.		2.9
10. Brookdale Senior Living, Inc.		2.8

Total Net Assets	$549.0	million

Total Number of Holdings*		42
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
4      Invesco Van Kampen American Value Fund

supply company, also made a positive contribution to the Fund as it continued to gain market share and began to see some signs that consumer spending at restaurants was stabilizing. We sold our position in Estee Lauder before the close of the fiscal year.
     In the energy sector, Smith International, an oil services company, made a significant contribution to Fund performance when it was acquired by Schlum-berger (not a Fund holding). Pioneer Natural Resources and El Paso also made positive contributions.
     The largest detractor from relative performance for the Fund was the financials sector. In general, financial stocks performed strongly over the reporting period. However, the Fund was underweight the financials sector relative to its benchmark, and our financial stocks did not appreciate as much as those of the index. In general, we focused on what we believed were lower risk financial companies with stronger balance sheets and less credit risk given the systemic risk in most financial stocks.
     This strategy has the potential to provide some measure of protection in times of uncertainty. The downside to this strategy, however, is that the Fund did not own many of those financial stocks that appreciated the most over the past year as the economy began to recover. Many of these top-performing stocks were the same ones that fell most dramatically in early 2009. We will continue to work hard to find what we believe are appropriate risk-adjusted investment opportunities within the financials sector.
     A slight underweight position and weak stock selection in the consumer discretionary sector also detracted from the Fund’s relative performance. The Fund was conservatively positioned in this sector based on our view of consumer spending and how it may affect consumer-related stocks.
     Equity markets experienced a strong recovery during the period covered by this report. We believe that market volatility, and the market correction that began in the second quarter of 2010, have created opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.
     As always, we would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult a financial adviser to discuss your individual financial program.
     Thank you for your investment in Invesco Van Kampen American Value Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Thomas Copper
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen American Value Fund. Mr. Copper joined Invesco in 2010. He earned a B.A. in economics and political science from Tulane University and an M.B.A. from Baylor University.
Sergio Marcheli
Portfolio manager, is manager of Invesco Van Kampen American Value Fund. Mr. Marcheli joined Invesco in 2010. He earned a B.B.A. from the University of Houston and an M.B.A. from the University of St. Thomas.
John Mazanec
Portfolio manager, is manager of Invesco Van Kampen American Value Fund. Mr. Mazanec joined Invesco in 2010. He earned a B.S. from DePauw University and an M.B.A. from Harvard University.
5      Invesco Van Kampen American Value Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Classes
Fund data from 10/18/93, index data from 10/31/93

1	Lipper Inc.
Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.
6     Invesco Van Kampen American Value Fund

Average Annual Total Returns
As of 6/30/10, including maximum applicable sales charges

Class A Shares
Inception (10/18/93)	7.82%
10 Years	2.49
5 Years	1.77
1 Year	21.00

Class B Shares
Inception (8/1/95)	7.58%
10 Years	2.58
5 Years	2.38
1 Year	22.80

Class C Shares
Inception (10/18/93)	7.41%
10 Years	2.37
5 Years	2.17
1 Year	26.12

Class R Shares
Inception (3/20/07)	-4.65%
1 Year	27.84

Class Y Shares
Inception (2/7/06)	0.95%
1 Year	28.41

Institutional Class Shares
10 Years	3.08%
5 Years	2.95
1 Year	28.18
Effective June 1, 2010, Class A, Class B, Class C, Class I and Class R shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen American Value Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen American Value Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Institutional Class shares incepted on June 1, 2010. Institutional Class shares performance shown prior to the inception date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco. com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.41%, 2.16%, 2.16%, 1.66%, 1.16% and 0.94%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.42%, 2.17%, 2.17%, 1.67%, 1.17% and 0.95%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.
7     Invesco Van Kampen American Value Fund

Invesco Van Kampen American Value Fund’s investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations.
▪	Unless otherwise stated, information presented in this report is as of June 30, 2010, and is based on total net assets.

▪	Unless otherwise noted, all data provided by Invesco.

▪	To access your Fund’s reports/prospectus visit invesco.com/fundreports.
About share classes
▪	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

▪	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

▪	Class Y shares are available to only certain investors. Please see the prospectus for more information.

▪	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.
Principal risks of investing in the Fund
▪	The prices of securities held by the Fund may decline in response to market risks.

▪	Small and medium capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small and medium capitalization companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small capitalization companies, in particular, are generally less liquid than equity securities of larger companies.

▪	Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks can continue to be undervalued for long periods of time and may not ever realize their full value.

▪	The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already under-priced.

▪	The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

▪	REITs (real estate investment trusts) are susceptible to risk associated with the ownership of real estate and the real estate industry in general. In addition, REITs depend on specialized management skills, may not be diversified, may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Investments in REITs may involve duplication of management fees and certain other expenses.

▪	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk — the risk that the other party will not complete the transaction with the Fund.
About indexes used in this report
▪	The Russell Midcap® Value Index is an unmanaged index considered representative of mid-cap value stocks. The Russell Midcap Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

▪	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

▪	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Other information
▪	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

▪	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

▪	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

Fund Nasdaq Symbols
Class A Shares	MSAVX
Class B Shares	MGAVX
Class C Shares	MSVCX
Class R Shares	MSARX
Class Y Shares	MSAIX
Institutional Class Shares	MSAJX
NO FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
8     Invesco Van Kampen American Value Fund

Schedule of Investments

June 30, 2010

	Shares	Value

Common Stocks–98.3%
Aerospace & Defense–3.2%
Goodrich Corp.	261,612	$17,331,795

Asset Management & Custody Banks–2.7%
Northern Trust Corp.	317,715	14,837,291

Auto Parts & Equipment–1.1%
Lear Corp.(a)	88,500	5,858,700

Building Products–2.7%
Lennox International, Inc.	352,476	14,652,427

Computer Hardware–2.0%
Diebold, Inc.	396,950	10,816,887

Data Processing & Outsourcing Services–3.9%
Fidelity National Information Services, Inc.	789,562	21,176,053

Diversified Banks–2.2%
Comerica, Inc.	322,800	11,888,724

Diversified Chemicals–2.2%
PPG Industries, Inc.	200,100	12,088,041

Electric Utilities–4.4%
Edison International, Inc	405,300	12,856,116

Great Plains Energy, Inc.	663,800	11,297,876

		24,153,992

Electronic Manufacturing Services–2.0%
Flextronics International Ltd. (Singapore)(a)	1,919,076	10,746,826

Food Distributors–2.5%
Sysco Corp.	489,900	13,996,443

Health Care Distributors–2.6%
Henry Schein, Inc.(a)	258,926	14,215,037

Health Care Equipment–2.5%
Beckman Coulter, Inc.	231,480	13,955,929

Health Care Facilities–2.3%
HEALTHSOUTH Corp.(a)	679,247	12,708,711

Healthcare–2.8%
Brookdale Senior Living, Inc.(a)	1,033,062	15,495,930

Household Appliances–3.0%
Snap-On, Inc.	402,605	16,470,570

Housewares & Specialties–2.8%
Newell Rubbermaid, Inc.	1,044,090	15,285,478

Industrial Machinery–2.8%
Pentair, Inc.	480,208	15,462,698

Insurance Brokers–6.1%
Marsh & McLennan Cos., Inc.	551,656	12,439,843

Willis Group Holdings PLC (Ireland)	707,100	21,248,355

		33,688,198

Investment Banking & Brokerage–2.0%
Charles Schwab Corp.	793,700	11,254,666

Motorcycle Manufacturers–2.0%
Harley-Davidson, Inc.	486,361	10,811,805

Multi-Utilities–2.3%
Wisconsin Energy Corp.	247,340	12,550,032

Office Electronics–3.0%
Zebra Technologies Corp., Class A(a)	653,665	16,583,481

Office Services & Supplies–3.3%
Avery Dennison Corp.	567,532	18,234,803

Oil & Gas Equipment & Services–0.5%
Halliburton Co.	119,718	2,939,077

Oil & Gas Exploration & Production–2.3%
Pioneer Natural Resources Co.	213,308	12,681,161

Oil & Gas Storage & Transportation–4.7%
El Paso Corp.	1,429,210	15,878,523

Williams Cos., Inc.	552,700	10,103,356

		25,981,879

Packaged Foods & Meats–2.5%
ConAgra Foods, Inc.	596,286	13,905,389

Paper Packaging–2.5%
Sonoco Products Co.	444,400	13,545,312

Personal Products–1.2%
Avon Products, Inc.	259,587	6,879,056

Property & Casualty Insurance–3.0%
ACE Ltd. (Switzerland)	324,226	16,691,154

Regional Banks–3.5%
BB&T Corp.	474,600	12,486,726

Wintrust Financial Corp.	206,606	6,888,244

		19,374,970

Restaurants–2.0%
Darden Restaurants, Inc.	281,200	10,924,620

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen American Value Fund

	Shares	Value

Retail REIT’s–1.4%
Weingarten Realty Investors	395,700	$7,538,085

Soft Drinks–2.3%
Coca-Cola Enterprises, Inc.	482,200	12,469,692

Specialty Chemicals–5.0%
Valspar Corp.	568,792	17,132,015

W.R. Grace & Co.(a)	484,400	10,191,776

		27,323,791

Thrifts & Mortgage Finance–1.0%
Washington Federal, Inc.	337,420	5,459,456

Total Long-Term Investments–98.3% (Cost $586,483,732)		539,978,159

Money Market Funds–2.1%
Liquid Assets Portfolio–Institutional Class(b)	5,699,208	5,699,208

Premier Portfolio–Institutional Class(b)	5,699,208	5,699,208

Total Money Market Funds–2.1% (Cost $11,398,416)		11,398,416

TOTAL INVESTMENTS–100.4% (Cost $597,882,148)		551,376,575

LIABILITIES IN EXCESS OF OTHER ASSETS–(0.4%)		(2,402,029)

NET ASSETS–100.0%		$548,974,546

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)
  The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
		Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Equity Securities	$551,376,575	$—	$—	$551,376,575

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen American Value Fund

Statement of Assets and Liabilities

June 30, 2010

Assets:
Investments, at value (Cost $586,483,732)	$539,978,159

Investments in affiliated money market funds, at value and cost	11,398,416

Receivables:
Investments sold	3,397,942

Fund shares sold	3,130,085

Dividends	776,401

Other	1,329

Total assets	558,682,332

Liabilities:
Payables:
Fund shares repurchased	6,212,229

Investments purchased	2,781,616

Distributor and affiliates	294,088

Income distributions	28

Accrued Expenses	419,825

Total liabilities	9,707,786

Net assets	$548,974,546

Net assets consist of:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$725,948,011

Accumulated undistributed net investment income	113,196

Net unrealized depreciation	(46,505,573)

Accumulated net realized loss	(130,581,088)

Net Assets	$548,974,546

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $450,674,588 and 20,278,380 shares of beneficial interest issued and outstanding)	$22.22

Maximum sales charge (5.50% of offering price)	1.29

Maximum offering price to public	$23.51

Class B Shares:
Net asset value and offering price per share (Based on net assets of $33,932,816 and 1,676,948 shares of beneficial interest issued and outstanding)	$20.23

Class C Shares:
Net asset value and offering price per share (Based on net assets of $38,951,687 and 1,937,393 shares of beneficial interest issued and outstanding)	$20.11

Class R Shares:
Net asset value and offering price per share (Based on net assets of $12,052,068 and 542,198 shares of beneficial interest issued and outstanding)	$22.23

Class Y Shares:
Net asset value and offering price per share (Based on net assets of $10,771,666 and 482,904 shares of beneficial interest issued and outstanding)	$22.31

Institutional Class Shares:
Net asset value and offering price per share (Based on net assets of $2,591,721 and 116,168 shares of beneficial interest issued and outstanding)	$22.31

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen American Value Fund

Statement of Operations

For the year ended June 30, 2010

Investment income:
Dividends	$10,492,876

Interest	25,778

Total income	10,518,654

Expenses:
Investment advisory fee	4,186,614

Distribution (12b-1) and service fees
Class A	1,200,416

Class B	180,393

Class C	405,413

Class R	43,137

Transfer agent fees — A, B, C, R and Y	1,396,790

Reports to shareholders	188,695

Accounting and administrative expenses	121,805

Professional fees	76,923

Registration fees	65,032

Trustees’ fees and related expenses	57,189

Custody	29,420

Other	31,265

Total expenses	7,983,092

Net investment income	$2,535,562

Realized and unrealized gain/loss:
Net realized gain	$49,893,610

Unrealized appreciation/depreciation:
Beginning of the period	(127,483,762)

End of period	(46,505,573)

Net unrealized appreciation during the period	80,978,189

Net realized and unrealized gain	$130,871,799

Net increase in net assets from operations	$133,407,361

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen American Value Fund

Statements of Changes in Net Assets

	For the	For the
	year ended	year ended
	June 30, 2010	June 30, 2009

From investment activities:
Operations:
Net investment income	$2,535,562	$4,508,398

Net realized gain/loss	49,893,610	(180,018,056)

Net unrealized appreciation/depreciation during the period	80,978,189	(26,945,794)

Change in net assets from operations	133,407,361	(202,455,452)

Distributions from net investment income:
Class A shares	(2,484,527)	(3,354,586)

Class B shares	(146,581)	(292,557)

Class C shares	(18,616)	(131,560)

Class R shares	(22,038)	(19,053)

Class Y shares	(116,335)	(79,379)

Institutional class shares	(11)	-0-

	(2,788,108)	(3,877,135)

Distributions from net realized gain:
Class A shares	-0-	(5,547,348)

Class B shares	-0-	(487,479)

Class C Shares	-0-	(512,025)

Class R shares	-0-	(46,806)

Class Y shares	-0-	(101,420)

Institutional class shares	-0-	-0-

	-0-	(6,695,078)

Total distributions	(2,788,108)	(10,572,213)

Net change in net assets from investment activities	130,619,253	(213,027,665)

From capital transactions:
Proceeds from shares sold	137,243,991	124,866,921

Net asset value of shares issued through dividend reinvestment	2,571,807	9,725,881

Cost of shares repurchased	(197,216,108)	(195,307,987)

Net change in net assets from capital transactions	(57,400,310)	(60,715,185)

Total increase/decrease in net assets	73,218,943	(273,742,850)

Net assets:
Beginning of the period	475,755,603	749,498,453

End of the period (including accumulated undistributed net investment income of $113,196 and $365,710, respectively)	$548,974,546	$475,755,603

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen American Value Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year ended June 30,
	2010		2009		2008		2007		2006

Class A Shares
Net asset value, beginning of the period	$17.44		$24.18		$34.55		$28.46		$24.91

Net investment income(a)	0.11		0.16		0.12		0.15		0.07

Net realized and unrealized gain/loss	4.78		(6.54)		(5.01)		7.63		3.48

Total from investment operations	4.89		(6.38)		(4.89)		7.78		3.55

Less:
Distributions from net investment income	0.11		0.14		0.14		0.10		-0-

Distributions from net realized gain	-0-		0.22		5.34		1.59		-0-

Total distributions	0.11		0.36		5.48		1.69		-0-

Net asset value, end of the period	$22.22		$17.44		$24.18		$34.55		$28.46

Total return	28.07	%(b)	(26.17	)%(c)	(16.43	)%(c)	28.00	%(c)	14.25	%(c)

Net assets at end of the period (in millions)	$450.7		$398.5		$633.1		$674.6		$390.9

Ratio of expenses to average net assets	1.31	%(d)	1.41%		1.25%		1.25%		1.29%

Ratio of net investment income to average net assets	0.50	%(d)	0.90%		0.43%		0.47%		0.25%

Portfolio turnover	50%		60%		65%		80%		61%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $480,166.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen American Value Fund

Financial Highlights—(continued)

	Year ended June 30,
	2010		2009		2008		2007		2006

Class B Shares
Net asset value, beginning of the period	$15.89		$22.11		$32.11		$26.71		$23.35

Net investment income/loss(a)	0.05		0.14		0.02		(0.08)		0.04

Net realized and unrealized gain/loss	4.37		(6.00)		(4.59)		7.14		3.32

Total from investment operations	4.42		(5.86)		(4.57)		7.06		3.36

Less:
Distributions from net investment income	0.08		0.14		0.09		0.07		-0-

Distributions from net realized gain	-0-		0.22		5.34		1.59		-0-

Total distributions	0.08		0.36		5.43		1.66		-0-

Net asset value, end of the period	$20.23		$15.89		$22.11		$32.11		$26.71

Total return	27.82	%(b)(d)	(26.22	)%(c)(e)	(16.70	)%(c)(e)	27.10	%(c)(e)	14.39	%(c)(e)

Net assets at end of the period (in millions)	$33.9		$31.6		$53.9		$88.1		$85.1

Ratio of expenses to average net assets	1.55	%(d)(f)	1.48	%(e)	1.59	%(e)	1.97	%(e)	1.28	%(e)

Ratio of net investment income/loss to average net assets	0.26	%(d)(f)	0.82	%(e)	0.08	%(e)	(0.26	)%(e)	0.16	%(e)

Portfolio turnover	50%		60%		65%		80%		61%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of 0.49%.
(e)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1%.
(f)	Ratios are based on average daily net assets (000’s omitted) of $36,807.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen American Value Fund

Financial Highlights—(continued)

	Year ended June 30,
	2010		2009		2008		2007		2006

Class C Shares
Net asset value, beginning of the period	$15.82		$22.03		$32.05		$26.67		$23.51

Net investment income/loss(a)	(0.05)		0.03		(0.09)		(0.08)		(0.14)

Net realized and unrealized gain/loss	4.35		(5.96)		(4.59)		7.12		3.30

Total from investment operations	4.30		(5.93)		(4.68)		7.04		3.16

Less:
Distributions from net investment income	0.01		0.06		-0-		0.07		-0-

Distributions from net realized gain	-0-		0.22		5.34		1.59		-0-

Total distributions	0.01		0.28		5.34		1.66		-0-

Net asset value, end of the period	$20.11		$15.82		$22.03		$32.05		$26.67

Total return	27.18	%(b)	(26.68	)%(c)(d)	(17.09	)%(c)	27.06	%(c)(d)	13.39	%(c)(d)

Net assets at end of the period (in millions)	$39.0		$33.4		$54.5		$70.1		$56.7

Ratio of expenses to average net assets	2.06	%(e)	2.11	%(d)	2.00%		2.00	%(d)	2.03	%(d)

Ratio of net investment income/loss to average net assets	(0.25	)%(e)	0.19	%(d)	(0.33)%		(0.28	)%(d)	(0.54	)%(d)

Portfolio turnover	50%		60%		65%		80%		61%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1%.
(e)	Ratios are based on average daily net assets (000’s omitted) of $40,623.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen American Value Fund

Financial Highlights—(continued)

							March 20, 2007
							(commencement
	Year ended June 30,						of operations) to
	2010		2009		2008		June 30, 2007

Class R Shares
Net asset value, beginning of the period	$17.44		$24.19		$34.55		$31.71

Net investment income(a)	0.06		0.12		0.06		0.01

Net realized and unrealized gain/loss	4.79		(6.55)		(5.01)		2.84

Total from investment operations	4.85		(6.43)		(4.95)		2.85

Less:
Distributions from net investment income	0.06		0.10		0.07		0.01

Distributions from net realized gain	-0-		0.22		5.34		-0-

Total distributions	0.06		0.32		5.41		0.01

Net asset value, end of the period	$22.23		$17.44		$24.19		$34.55

Total return	27.84	%(b)	(26.36	)%(c)	(16.65	)%(c)	9.00	%(c)*

Net assets at end of the period (in millions)	$12.1		$4.1		$1.1		$0.1

Ratio of expenses to average net assets	1.56	%(d)	1.70%		1.51%		1.50%

Ratio of net investment income to average net assets	0.27	%(d)	0.73%		0.20%		0.10%

Portfolio turnover	50%		60%		65%		80	%(e)

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $8,627.
(e)	Portfolio turnover is calculated at the Fund level and is not annualized for periods less than one year.
*	Non-Annualized

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen American Value Fund

Financial Highlights—(continued)

									February 7, 2006
									(commencement of
	Year ended June 30,								operations) to
	2010		2009		2008		2007		June 30, 2006

Class Y Sharesˆ
Net asset value, beginning of the period	$17.50		$24.27		$34.65		$28.49		$27.92

Net investment income(a)	0.17		0.21		0.18		0.22		0.09

Net realized and unrealized gain/loss	4.81		(6.58)		(5.00)		7.65		0.48

Total from investment operations	4.98		(6.37)		(4.82)		7.87		0.57

Less:
Distributions from net investment income	0.17		0.18		0.22		0.12		-0-

Distributions from net realized gain	-0-		0.22		5.34		1.59		-0-

Total distributions	0.17		0.40		5.56		1.71		-0-

Net asset value, end of the period	$22.31		$17.50		$24.27		$34.65		$28.49

Total return	28.47	%(b)	(25.99	)%(c)	(16.24	)%(c)	28.35	%(c)	2.01	%(c)*

Net assets at end of the period (in millions)	$10.8		$8.1		$6.9		$0.9		$0.05

Ratio of expenses to average net assets	1.06	%(d)	1.19%		1.02%		1.01%		1.06%

Ratio of net investment income to average net assets	0.76	%(d)	1.23%		0.67%		0.69%		0.87%

Portfolio turnover	50%		60%		65%		80%		61	%(e)

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $15,443.
(e)	Portfolio turnover is calculated at the Fund level and is not annualized for periods less than one year.
*	Non-Annualized
ˆ	On June 1, 2010, the Fund’s former Class I Shares were reorganized into Class Y Shares

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen American Value Fund

Financial Highlights—(continued)

June 1, 2010
(commencement of
operations) to
June 30, 2010

Institutional Class Shares
Net asset value, beginning of the period	$23.19

Net investment income(a)	0.03

Net realized and unrealized gain/loss	(0.88)

Total from investment operations	(0.85)

Less:
Distributions from net investment income	0.03

Distributions from net realized gain	-0-

Total distributions	0.03

Net asset value, end of the period	$22.31

Total return(b)	(3.69)%

Net assets at end of the period (in millions)	$2.6

Ratio of expenses to average net assets(c)	0.62%

Ratio of net investment income to average net assets(c)	1.37%

Portfolio turnover(d)	50%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are based on average daily net assets (000’s omitted) of $10.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen American Value Fund

Notes to Financial Statements

June 30, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen American Value Fund (the “Fund”) is organized as a series of the AIM Sector Funds (Invesco Sector Funds), formerly AIM Sector Funds (the “Trust”), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of twenty-four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen American Value Fund (the “Acquired Fund”), an investment portfolio of Van Kampen Series Trust. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C Shares and Class R Shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I Shares received Class Y Shares of the Fund. Information for the Acquired Fund’s — Class I Shares prior to the Reorganization are included with Class Y Shares throughout this report. Institutional Class Shares commenced operations on the Reorganization Date.
  The Fund’s investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A Shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B Shares and Class C Shares are sold with a CDSC. Class R, Class Y, and Institutional Class Shares are sold at net asset value. Generally, Class B Shares will automatically convert to Class A Shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions, including estimates and assumptions regarding taxation, that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A.	Security Valuation — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

20        Invesco Van Kampen American Value Fund

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Fair Value Measurements — GAAP defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.
Level 1 — Prices are based on quoted prices in active markets for identical investments.
Level 2 — Prices are based on other significant observable inputs which may include quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.

    Level 3 — Prices are based on significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
C.	Security Transactions — Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included on the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain/loss from investment securities reported on the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains/losses on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported on the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
D.	Income and Expenses — Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is recorded as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.
E.	Federal Income Taxes — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is presented in the financial statements. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service. Generally, each of the tax years in the four year period ended June 30, 2010, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against future realized capital gains. At June 30, 2010, the Fund had an accumulated capital loss carryforward for tax purposes of $130,443,279, which will expire according to the following schedule:

Amount	Expiration

$60,563,581	June 30, 2017

69,879,698	June 30, 2018

21        Invesco Van Kampen American Value Fund

Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$33,633,940

Aggregate unrealized (depreciation) of investment securities	(80,277,322)

Net unrealized depreciation of investment securities	($46,643,382)

Cost of investments for tax purposes is $598,019,957.

F.	Distribution of Income and Gains — The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of future gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the fiscal years ended June 30, 2010 and 2009 were as follows:

	2010	2009

Distributions paid from:
Ordinary income	$2,788,108	$3,877,135

Long-term capital gain	-0-	6,695,078

	$2,788,108	$10,572,213

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$113,196

Undistributed appreciation (depreciation) — investments	(46,643,382)

Capital loss carryover	(130,443,279)

Shares of beneficial interest	725,948,011

Total net assets	$548,974,546

Permanent differences, primarily due to differing book/tax treatment of distributions, resulted in the following reclassifications among the Fund’s components of net assets at June 30, 2010:

Accumulated Undistributed	Accumulated Net
Net Investment Income	Realized Gain (Loss)	Capital

$32	$(31)	$(1)

  Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

NOTE 2—Investment Advisory Agreement and Other Transactions with Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	% Per Annum

First $1 billion	0.72%

Over $1 billion	0.65%

  Prior to the Reorganization, the Acquired Fund paid $3,843,505 in advisory fees to Van Kampen Asset Management based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization Date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the Fund’s expenses (excluding certain items discussed below) of Class A Shares to 1.41%, Class B Shares to 2.16%, Class C Shares to 2.16%, Class R Shares to 1.66%, Class Y Shares to 1.16% and Institutional Class Shares to 1.16% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Fund’s expenses to exceed the limit reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually

22        Invesco Van Kampen American Value Fund

agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. For the period ended June 30, 2010, the Adviser did not waive any advisory fees under this agreement.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $50,426 to Van Kampen Investments Inc. For the year ended June 30, 2010, expenses incurred under these agreements are shown on the Statement of Operations as “Accounting and administrative expenses”. Additionally, Invesco has entered into service agreements whereby State Street Bank & Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
  Prior to the Reorganization, under a legal services agreement, Van Kampen Investments Inc. provided legal services to the Acquired Fund. Pursuant to such agreement, the Acquired Fund paid $23,529 to Van Kampen Investments Inc.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Pursuant to such agreement, for the period ended June 30, 2010, IIS was paid $103,588 for providing such services. Prior to the Reorganization, the Acquired Fund paid $445,546 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended June 30, 2010, expenses incurred under these agreements are shown on the Statement of Operations as “Transfer agent fees”.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or Invesco Distributors, Inc. (“IDI”).
  “Trustees’ Fees and Related Expenses” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ Fees and Related Expenses” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ Fees and Related Expenses” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended June 30, 2010, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expenses of $15,044 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.
  With respect to Class B and Class C Shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A Shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse the Distributor for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. to serve as the distributor for the Class A, Class B, Class C and Class R Shares. Pursuant to such agreements, the Acquired Fund paid $1,675,359 to Van Kampen Funds Inc.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A Shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to June 30, 2010, IDI advised the Fund that IDI retained $5,908 in front-end sales commissions from the sale of Class A Shares and $0, $4,449 and $195 from Class A, Class B and Class C Shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, Van Kampen Funds Inc., as distributor for the Acquired Fund, advised the Fund that it received commissions on sales of the Acquired Fund’s Class A Shares of $132,491 and CDSC on redeemed shares of $56,456.
  Prior to the Reorganization, the Acquired Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Acquired Fund, totaling $47,344.

23        Invesco Van Kampen American Value Fund

NOTE 3—Share Information

  For the years ended June 30, 2010 and 2009, transactions were as follows:

	For the		For the
	year ended		year ended
	June 30, 2010 (a)		June 30, 2009
	Shares	Value	Shares	Value

Sales:
Class A	4,418,487	$97,663,692	5,439,511	$99,651,907

Class B	263,259	5,348,613	374,016	6,191,233

Class C	295,419	6,013,333	222,543	3,534,556

Class R	497,325	11,370,627	318,691	6,666,925

Class Y	649,141	14,255,642	514,668	8,822,300

Institutional Class	116,167	2,592,084	-0-	-0-

Total Sales	6,239,798	$137,243,991	6,869,429	$124,866,921

Dividend Reinvestment:
Class A	105,667	$2,316,459	517,033	$8,295,507

Class B	6,957	140,415	50,864	734,711

Class C	882	16,365	40,054	565,111

Class R	987	21,991	4,138	64,858

Class Y	3,434	76,566	4,204	65,694

Institutional Class	1	11	-0-	-0-

Total Dividend Reinvestment	117,928	$2,571,807	616,293	$9,725,881

Repurchases:
Class A	(7,100,338)	$(157,234,572)	(9,283,397)	$(163,011,073)

Class B	(580,643)	(11,725,535)	(873,618)	(14,113,849)

Class C	(469,954)	(9,454,218)	(625,272)	(9,893,421)

Class R	(193,028)	(4,372,175)	(131,469)	(2,448,328)

Class Y	(634,583)	(14,429,608)	(338,666)	(5,841,316)

Institutional Class	-0-	-0-	-0-	-0-

Total Repurchases	(8,978,546)	$(197,216,108)	(11,252,422)	$(195,307,987)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 42% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, 0.5% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.

NOTE 4—Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and money market funds, if any, were $275,766,744 and $332,696,998, respectively.

NOTE 5—Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

24        Invesco Van Kampen American Value Fund

NOTE 7—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

25        Invesco Van Kampen American Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco Van Kampen American Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen American Value Fund (formerly known as Van Kampen American Value Fund; one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at June 30, 2010, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended June 30, 2009 and the financial highlights of the Fund for the periods ended June 30, 2009 and prior were audited by other independent auditors whose report dated August 21, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

August 16, 2010
Houston, Texas

26        Invesco Van Kampen American Value Fund

Calculating your ongoing Fund expenses

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/10— 6/30/10.

Actual expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses
	Account Value	Account Value	Paid During	Account Value	Paid During
Class	(01/01/10)	(06/30/10)	Period*	(06/30/10)	Period*
A	$1000.00	$995.16	$6.08	$1,018.70	$6.16

B	1000.00	994.17	7.27	1,017.50	7.35

C	1000.00	991.61	9.83	1,014.93	9.94

R	1000.00	994.15	7.32	1,017.46	7.40

Y	1000.00	996.44	4.90	1,019.89	4.96

Institutional	1000.00	963.11	0.48	1,021.72	3.11

*	Expenses are equal to the Fund’s annualized expense ratio of 1.23%, 1.47%, 1.99%, 1.52%, 0.99%, and 0.62% for Class A, B, C, R, Y and Institutional Class Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period), except for Institutional Class Shares “Actual” information which reflects the period from Commencement of Operation through June 30, 2010. The expense ratios for Class B reflect actual 12b-1 fees of less than 1%.
Assumes all dividends and distributions were reinvested.

27        Invesco Van Kampen American Value Fund

Approval of Investment Advisory and Sub-Advisory Agreements With Invesco Advisers, Inc. And Its Affiliates

The Board of Trustees (the Board) of AIM Sector Funds (Invesco Sector Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Van Kampen American Value Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Van Kampen retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed the information provided differently than another Trustee.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services.

28        Invesco Van Kampen American Value Fund

The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

29        Invesco Van Kampen American Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended June 30, 2010:

Federal and State Income Tax

Qualified Dividend Income*	80.15%
Corporate Dividends Received Deduction	80.15%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30        Invesco Van Kampen American Value Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Van Kampen American Value Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	13,589,795	462,503	900,263	0

31        Invesco Van Kampen American Value Fund

Trustees and Officers
The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance company); and Investment Company Institute

		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee
Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired	214	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	2003	Retired	214	None
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd. (investment banking firm)	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society
		Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.
		Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	214	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	214	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired	214	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	1997	Retired	214	None
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

T-2

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee
Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	214	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, The Invesco Funds; and Trustee, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Director and Chairman, Van Kampen Advisors Inc.	N/A	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Director and Vice President, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

T-3

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee
Other Officers

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.
Office of the Fund
11 Greenway Plaza, Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the Independent Trustees
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza, Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street, Suite 2900
Houston, TX 77002-5678
Custodian
State Street Bank and Trust Company
225 Franklin
Boston, MA 02110-2801

T-4

Go Paperless with eDelivery
Visit invesco.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that’s all about eeees:
-	environmentally friendly. Go green by reducing the number of trees used to produce paper.

-	economical. Help reduce your fund’s printing and delivery expenses and put more capital back in your fund’s returns.

-	efficient. Stop waiting for regular mail. Your documents will be sent via email as soon as they’re available.

-	easy. Download, save and print files using your home computer with a few clicks of your mouse.
This service is provided by Invesco Investment Services, Inc.
Invesco Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     If used after October 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-AMVA-AR-1	Invesco Distributors, Inc.

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
15	Financial Highlights
19	Notes to Financial Statements
25	Auditor’s Report
26	Fund Expenses
27	Approval of Investment Advisory and Sub-Advisory Agreements
29	Tax Information
30	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders
     Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the 12 months ended June 30, 2010. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco
2     Invesco Van Kampen Capital Growth Fund

     Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3     Invesco Van Kampen Capital Growth Fund

Management’s Discussion of Fund Performance
Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Van Kampen Capital Growth Fund was reorganized into Invesco Van Kampen Capital Growth Fund. On June 25, 2010, Erik Voss and Ido Cohen became the Fund’s named portfolio managers, replacing Rob Lloyd and Ryan Amerman. A listing of your Fund’s managers appears later in this report.
     For the 12 months ended June 30, 2010, all share classes of Invesco Van Kampen Capital Growth Fund delivered positive, double-digit returns and outperformed the Fund’s broad market and style-specific benchmark, the Russell 1000 Growth Index. The Fund’s outperformance was driven primarily by stock selection in several sectors.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 6/30/09 to 6/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	25.50%
Class B Shares	25.28
Class C Shares	24.50
Class R Shares	25.18
Class Y Shares	25.78
Institutional Class Shares	25.55
Russell 1000 Growth Index▼ (Broad Market/Style-Specific Index)	13.62

▼	Lipper Inc.
How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process combines fundamental and quantitative analysis to uncover companies exhibiting long-term, potentially sustainable revenue, earnings and cash flow growth that is not yet reflected by the stock’s market price.
     To narrow our investment universe, we utilize a quantitative model that ranks companies based on a set of fundamental, valuation and timeliness factors. This quantitative model is designed to identify stocks with the highest probability of meeting our team’s investment criteria. Qualitative analysis also plays an important role in helping to narrow the investment universe.
     Our fundamental analysis seeks to identify companies with strong drivers of growth. To accomplish this goal, we conduct rigorous bottom-up analysis in order to develop higher conviction in each company’s prospects for growth. Through our analysis, we develop a mosaic of each company through detailed discussions with company management, competitors, distributors, suppliers, Wall Street analysts and customers.
     Risk management plays an important role in portfolio construction, as our target portfolio attempts to maximize the relationship between risk and return. We seek to accomplish this goal by investing in companies with attractive fundamental prospects for growth, and we divide the portfolio between stable growth stocks and catalyst-driven stocks.
     We consider selling a stock for any of the following reasons:
▪	The price target set at purchase is reached.

▪	There is deterioration in fundamentals.

▪	The catalysts for growth are no longer present or are reflected in the stock price.

▪	There is a more attractive investment opportunity.
Market conditions and your Fund
After declining steeply in 2008, the U.S. economy began to show signs that the economic contraction was moderating, and equity markets in the U.S. and overseas rapidly reversed direction beginning in March 2009. This stock market rally persisted through most of the reporting period, including the first quarter of 2010. However, the U.S. stock market experienced a sharp pullback during the second quarter of 2010 as investors grew increasingly concerned that sovereign debt issues in Europe would derail the global economic recovery. While the U.S. economy returned to a positive growth rate in the third quarter of 2009, investors continued to worry about high unemployment and a still weak housing market.
     In this environment, indexes measuring the performance of large-, mid- and small-cap stocks had positive returns, with mid-cap stocks generally outperforming large- and small-cap stocks.1 In terms of investment style, value stocks generally outperformed growth stocks.1 Sectors with the highest returns in the broad market, as represented by the S&P 500 Index, included economically sensitive sectors such as consumer discretionary, industrials, financials and information technology.1 Sectors with the weakest returns in the broad market included energy, telecommunication services and utilities.1 The S&P 500 Index, considered representative of the
Portfolio Composition
By sector

Information Technology	27.9%
Consumer Discretionary	16.1
Health Care	13.3
Financials	11.9
Industrials	9.9
Materials	6.1
Consumer Staples	5.7
Energy	3.6
Telecommunication Services	2.5
Utilities	1.0
Money Market Funds Plus Other Assets Less Liabilities	2.0
Top 10 Equity Holdings*

1. Apple, Inc.	7.1%
2. Dr Pepper Snapple Group Inc.	3.3
3. Berkshire Hathaway, Inc.	3.1
4. Google, Inc.	3.1
5. American Express Co.	3.0
6. iShares Russell 1000 Growth Index Fund	3.0
7. Amazon.com, Inc.	3.0
8. EMC Corp.	2.6
9. Wynn Resorts Ltd.	2.3
10. Union Pacific Corp.	2.2

Total Net Assets	$3.3	billion

Total Number of Holdings*	70
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
4     Invesco Van Kampen Capital Growth Fund

performance of the U.S. stock market, returned 14.43% for the 12 months ended June 30, 2010, underperforming all share classes of the Fund.1
     The Fund had double-digit absolute returns and outperformed the Russell 1000 Growth Index during the reporting period.1 The Fund outperformed the index by the widest margins in the information technology, consumer discretionary, health care and financials sectors. Outperformance in each of these sectors was driven largely by stock selection. An underweight position in the health care sector and an overweight position in the financials sector also contributed to Fund performance.
     The Fund outperformed the Russell 1000 Growth Index most significantly in the information technology sector, driven by stock selection. In this sector, several holdings contributed to outperformance, including Chinese Internet search engine Baidu, Chinese Internet and mobile services provider Tencent Holdings, customer relationship software maker Salesforce.com and technology hardware designer Apple. We sold our position in Tencent Holdings during the reporting period.
     The Fund also outperformed the Russell 1000 Growth Index in the consumer discretionary sector, due to stock selection. Two of the leading contributors to outperformance included Internet retailer Amazon.com and casino and hotel developer Wynn Resorts.
     The Fund’s outperformance in the health care sector was due to stock selection and an underweight position. In this sector, one of the leading contributors to outperformance was Intuitive Surgical, a company that makes equipment allowing physicians to perform robotically aided surgery from a remote console.
     The Fund’s outperformance in the financials sector was driven by both stock selection and an overweight position. Holdings that made significant contributions to outperformance included diversified financial services holding American Express and real estate services firm Brookfield Asset Management. We sold our position in Brookfield Asset Management during the reporting period.
     Some of the Fund’s outperformance was offset by underperformance in other sectors, including materials and industrials. The Fund underperformed by the widest margin in the materials sector, driven by stock selection. In this sector, the leading detractor from Fund performance was fertilizer maker Monsanto. Underperformance in the industrials sector was due to stock selection and an underweight position. Industrial and commercial products maker Ingersoll Rand was one of the key detractors from performance in this sector.
     Other detractors from overall performance included mobile communications product maker Research in Motion, futures exchange company CME Group and solar products maker First Solar. While we eliminated our position in Research in Motion before the close of reporting period, we continued to own CME Group and First Solar at the close of the reporting period.
     As we’ve discussed, the stock market experienced strong performance during the reporting period. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial adviser to discuss your individual financial program.
     We thank you for your commitment to Invesco Van Kampen Capital Growth Fund.

1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Ido Cohen
Portfolio manager, is manager of Invesco Van Kampen Capital Growth Fund. Mr. Cohen began his investment career in 1997 and joined Invesco in 2010. He is a cum laude graduate of the Wharton School of the University of Pennsylvania, where he earned a B.S. in economics.
Erik Voss
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Capital Growth Fund. Mr. Voss joined Invesco in 2010. He earned a B.S. in mathematics from the University of Wisconsin. He also earned an M.S. in finance through the University of Wisconsin’s applied securities program.
5     Invesco Van Kampen Capital Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class
Fund and index data from 6/30/00

1	Lipper Inc.
The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $4,000 and $8,000 is the same size as the space between $8,000 and $16,000.
6     Invesco Van Kampen Capital Growth Fund

Average Annual Total Returns
As of 6/30/10, including maximum applicable sales charges

Class A Shares
Inception (7/22/69)	9.39%
10 Years	-2.17
5 Years	2.15
1 Year	18.56

Class B Shares
Inception (1/10/92)	5.11%
10 Years	-2.18
5 Years	2.48
1 Year	20.28

Class C Shares
Inception (8/27/93)	4.50%
10 Years	-2.35
5 Years	2.52
1 Year	23.50

Class R Shares
Inception (3/20/07)	-1.28%
1 Year	25.18

Class Y Shares
Inception (8/12/05)	2.69%
1 Year	25.78

Institutional Class Shares
10 Years	-1.62%
5 Years	3.32
1 Year	25.55
Effective June 1, 2010, Class A, Class B, Class C, Class I and Class R shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen Capital Growth Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Capital Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Institutional Class shares incepted on June 1, 2010. Institutional Class shares performance shown prior to the inception date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.28%, 2.03%, 2.03%, 1.53%, 1.03% and 0.62%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.32%, 2.07%, 2.07%, 1.57%, 1.07% and 0.66%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.
7     Invesco Van Kampen Capital Growth Fund

Invesco Van Kampen Capital Growth Fund’s investment objective is to seek capital growth.
▪	Unless otherwise stated, information presented in this report is as of June 30, 2010, and is based on total net assets.

▪	Unless otherwise noted, all data provided by Invesco.

▪	To access your Fund’s reports/prospectus visit invesco.com/fundreports.
About share classes
▪	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

▪	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

▪	Class Y shares are available to only certain investors. Please see the prospectus for more information.

▪	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.
Principal risks of investing in the Fund
▪	The prices of securities held by the Fund may decline in response to market risks.

▪	The Fund invests in “growth stocks,” which may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company’s growth potential.

▪	The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

▪	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk — the risk that the other party will not complete the transaction with the Fund.
About indexes used in this report
▪	The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

▪	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

▪	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

▪	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Other information
▪	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

▪	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

▪	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

Fund Nasdaq Symbols
Class A Shares	ACPAX
Class B Shares	ACPBX
Class C Shares	ACPCX
Class R Shares	ACPRX
Class Y Shares	ACPDX
Institutional Class Shares	ACPJX
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
8     Invesco Van Kampen Capital Growth Fund

Schedule of Investments

June 30, 2010

	Shares	Value

Common Stocks–93.3%
Aerospace & Defense–2.1%
Goodrich Corp.	1,039,065	$68,838,056

Air Freight & Logistics–2.2%
C.H. Robinson Worldwide, Inc.	667,451	34,896,872

Expeditors International of Washington, Inc.	1,148,958	39,650,541

		74,547,413

Airlines–0.5%
Continental Airlines, Inc., Class B(a)	746,660	16,426,520

Apparel Retail–1.2%
Limited Brands, Inc.	1,034,352	22,828,149

Ross Stores, Inc.	298,858	15,926,143

		38,754,292

Application Software–2.0%
Adobe Systems, Inc.(a)	49,797	1,316,135

Salesforce.com, Inc.(a)	786,325	66,699,304

		68,015,439

Broadcasting & Cable TV–2.1%
Comcast Corp., Class A	4,029,830	69,998,147

Broadcasting–Diversified–0.7%
Time Warner Cable, Inc.	414,338	21,578,723

Casinos & Gaming–3.7%
Las Vegas Sands Corp.(a)	2,146,445	44,618,631

Wynn Resorts Ltd.	1,072,238	77,810,197

		122,428,828

Communications Equipment–1.0%
Cisco Systems, Inc.(a)	1,605,029	34,203,168

Computer Hardware–9.1%
Apple, Inc.(a)	934,476	235,048,748

IBM Corp.	560,156	69,168,063

		304,216,811

Computer Storage & Peripherals–2.6%
EMC Corp.(a)	4,811,290	88,046,607

Construction Materials–1.3%
Cemex SAB de CV–ADR (Mexico)(a)	3,354,851	32,441,406

Martin Marietta Materials, Inc.	118,148	10,020,132

		42,461,538

Consumer Finance–3.0%
American Express Co.	2,503,179	99,376,206

Data Processing & Outsourced Services–3.2%
MasterCard, Inc., Class A	367,780	73,383,143

Visa, Inc., Class A	477,450	32,858,706

		106,241,849

Department Stores–0.6%
Sears Holdings Corp.(a)	296,732	19,183,724

Diversified Commercial & Professional Services–0.1%
Corporate Executive Board Co.	114,068	2,996,566

Electrical Components & Equipment–0.8%
Cooper Industries PLC (Ireland)	561,910	25,169,584

First Solar, Inc.(a)	22,926	2,609,667

		27,779,251

Fertilizers & Agricultural Chemicals–1.3%
Monsanto Co.	954,779	44,129,885

Gas Utilities–1.0%
Questar Corp.	747,817	34,018,195

General Merchandise Stores–0.7%
Dollar Tree, Inc.(a)	550,725	22,926,682

Gold–3.5%
Barrick Gold Corp. (Canada)	1,152,716	52,344,833

Newmont Mining Corp.	1,027,636	63,446,247

		115,791,080

Health Care Distributors–3.2%
AmerisourceBergen Corp.	1,442,911	45,812,424

Cardinal Health, Inc.	885,537	29,762,898

McKesson Corp.	438,879	29,475,114

		105,050,436

Health Care Equipment–3.7%
Edwards Lifesciences Corp.(a)	400,640	22,443,853

Hospira, Inc.(a)	607,482	34,899,841

Intuitive Surgical, Inc.(a)	214,105	66,606,551

		123,950,245

Health Care Services–1.4%
Express Scripts, Inc.(a)	1,009,445	47,464,104

Human Resource & Employment Services–0.3%
Monster Worldwide, Inc.(a)	966,096	11,255,018

Industrial Machinery–1.6%
Ingersoll-Rand PLC (Ireland)	1,499,097	51,703,856

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Capital Growth Fund

	Shares	Value

Integrated Oil & Gas–2.0%
Occidental Petroleum Corp.	871,248	$67,216,783

Internet Retail–3.0%
Amazon.com, Inc.(a)	901,632	98,512,312

Internet Software & Services–5.3%
Baidu, Inc.–ADR (Cayman Islands)(a)	910,045	61,955,864

eBay, Inc.(a)	706,489	13,854,249

Google, Inc., Class A(a)	228,568	101,701,332

		177,511,445

IT Consulting & Other Services–0.9%
Cognizant Technology Solutions Corp., Class A(a)	594,475	29,759,419

Life Sciences Tools & Services–2.0%
Illumina, Inc.(a)	224,311	9,764,258

Thermo Fisher Scientific, Inc.(a)	1,188,988	58,319,861

		68,084,119

Multi-Sector Holdings–0.2%
Leucadia National Corp.(a)	300,190	5,856,707

Oil & Gas Exploration & Production–1.6%
Range Resources Corp.	506,378	20,331,076

Ultra Petroleum Corp. (Canada)(a)	778,784	33,613,318

		53,944,394

Packaged Foods & Meats–2.0%
General Mills, Inc.	1,922,487	67,736,356

Personal Products–0.4%
Estee Lauder Cos., Inc., Class A	249,404	13,899,285

Pharmaceuticals–3.0%
Allergan, Inc.	546,592	31,844,450

Mead Johnson Nutrition Co.	1,350,850	67,704,602

		99,549,052

Property & Casualty Insurance–3.1%
Berkshire Hathaway, Inc., Class B(a)	1,304,150	103,927,714

Publishing–0.5%
McGraw-Hill Cos., Inc.	588,174	16,551,216

Railroads–2.2%
Union Pacific Corp.	1,077,115	74,870,264

Restaurants–3.8%
McDonald’s Corp.	792,129	52,177,537

Starbucks Corp.	3,030,440	73,639,692

		125,817,229

Semiconductors–2.0%
Broadcom Corp., Class A	1,034,385	34,103,673

Xilinx, Inc.	1,278,619	32,297,916

		66,401,589

Soft Drinks–3.3%
Dr. Pepper Snapple Group, Inc.	2,920,717	109,205,609

Specialized Finance–1.2%
CME Group, Inc.	138,195	38,908,802

Systems Software–1.4%
Rovi Corp.(a)	579,400	21,965,054

VMware, Inc., Class A(a)	433,381	25,526,518

		47,491,572

Wireless Telecommunication Services–2.5%
America Movil SAB de CV, Ser L–ADR (Mexico)	1,042,869	49,536,277

American Tower Corp., Class A(a)	719,367	32,011,832

		81,548,109

Total Common Stocks 93.3%		3,108,174,615

Investment Companies–4.7%
iShares Russell 1000 Growth Index Fund	2,152,223	98,657,902

PowerShares QQQ(b)	205,938	8,795,612

SPDR S&P 500 ETFTrust	481,718	49,722,932

Total Investment Companies 4.7%		157,176,446

Total Long-Term Investments (cost $3,434,876,052)		3,265,351,061

Money Market Funds–5.9%
Liquid Assets Portfolio–Institutional Class(c)	98,534,975	98,534,975

Premier Portfolio–Institutional Class(c)	98,534,975	98,534,975

Total Money Market Funds–5.9% (Cost $197,069,950)		197,069,950

TOTAL INVESTMENTS–103.9% (Cost $3,631,946,002)		3,462,421,011

LIABILITIES IN EXCESS OF OTHER ASSETS–(3.9%)		(129,240,931)

NET ASSETS–-100.0%		$3,333,180,080

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.
(b)	Not an affiliate of the Fund or its adviser.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Capital Growth Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)
  The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3
		Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Equity Securities	$3,462,421,011	$—	$—	$3,462,421,011

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Capital Growth Fund

Statement of Assets and Liabilities

June 30, 2010

Assets:
Investments, at value (Cost $3,434,876,052)	$3,265,351,061

Investments in affiliated money market funds, at value and cost	197,069,950

Receivables:
Investments sold	958,376,853

Fund shares sold	52,686,898

Dividends	1,312,160

Other	17,695

Total assets	4,474,814,617

Liabilities:
Payables:
Investments purchased	1,080,136,010

Fund shares repurchased	56,832,196

Distributor and affiliates	1,887,799

Custodian bank	104,174

Accrued expenses	2,674,358

Total liabilities	1,141,634,537

Net assets	$3,333,180,080

Net assets consist of:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$6,676,409,688

Undistributed net investment income	(644,179)

Net unrealized depreciation	(169,524,991)

Accumulated net realized loss	(3,173,060,438)

Net Assets	$3,333,180,080

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $2,772,894,621 and 258,408,789 shares of beneficial interest issued and outstanding)	$10.73

Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price to public	$11.35

Class B Shares:
Net asset value and offering price per share (Based on net assets of $294,221,334 and 29,089,348 shares of beneficial interest issued and outstanding)	$10.11

Class C Shares:
Net asset value and offering price per share (Based on net assets of $119,975,465 and 11,982,665 shares of beneficial interest issued and outstanding)	$10.01

Class R Shares:
Net asset value and offering price per share (Based on net assets of $2,532,127 and 237,827 shares of beneficial interest issued and outstanding)	$10.65

Class Y Shares:
Net asset value and offering price per share (Based on net assets of $92,491,744 and 8,530,849 shares of beneficial interest issued and outstanding)	$10.84

Institutional Class Shares:
Net asset value and offering price per share (Based on net assets of $51,064,789 and 4,708,697 shares of beneficial interest issued and outstanding)	$10.84

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Capital Growth Fund

Statement of Operations

For the year ended June 30, 2010

Investment income:
Dividends (net of foreign withholding taxes of $415,560)	$27,433,547

Interest	246,740

Total income	27,680,287

Expenses:
Investment advisory fee	15,345,369

Transfer agent fees — A, B, C, R, and Y	11,139,949

Distribution (12b-1) and service fees
Class A	7,197,960

Class B	1,360,160

Class C	1,294,817

Class R	12,189

Reports to shareholders	606,897

Accounting and administrative expenses	510,092

Custody	267,747

Registration fees	143,307

Professional fees	106,569

Trustees’ fees and related expenses	99,555

Other	104,973

Total expenses	38,189,584

Expense reduction	1,193,614

Net expenses	36,995,970

Net investment loss	(9,315,683)

Realized and unrealized gain/loss:
Realized gain/loss:
Investments	(125,114,250)

Foreign currency transactions	(647,264)

Net realized loss	(125,761,514)

Unrealized appreciation/depreciation:
Beginning of the period	(1,056,316,459)

End of the period	(169,524,991)

Net unrealized appreciation during the period	886,791,468

Net realized and unrealized gain	761,029,954

Net increase in net assets from operations	$751,714,271

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Capital Growth Fund

Statements of Changes in Net Assets

	For the	For the
	year ended	year ended
	June 30, 2010	June 30, 2009

From investment activities:
Operations:
Net investment loss	$(9,315,683)	$(1,208,745)

Net realized loss	(125,761,514)	(249,950,103)

Net unrealized appreciation/depreciation during the period	886,791,468	(957,216,638)

Change in net assets from operations	751,714,271	(1,208,375,486)

Distributions from net investment income:
Class A Shares	-0-	(1,495,274)

Class B Shares	-0-	(435,700)

Class R Shares	-0-	(807)

Class Y Shares	-0-	(165,316)

	-0-	(2,097,097)

Return of capital distributions:
Class A Shares	-0-	(986,251)

Class B Shares	-0-	(287,379)

Class R Shares	-0-	(532)

Class Y Shares	-0-	(109,039)

	-0-	(1,383,201)

Total distributions	-0-	(3,480,298)

Net change in net assets from investment activities	751,714,271	(1,211,855,784)

From capital transactions:
Proceeds from shares sold*	424,364,031	3,268,366,440

Net asset value of shares issued through dividend reinvestment	-0-	3,209,329

Cost of shares repurchased	(774,256,552)	(684,805,206)

Net change in net assets from capital transactions	(349,892,521)	2,586,770,563

Total increase in net assets	401,821,750	1,374,914,779

Net assets:
Beginning of the period	2,931,358,330	1,556,443,551

End of the period (including accumulated net investment income (loss) of $(644,179) and $(1,069,106), respectively)	$3,333,180,080	$2,931,358,330

*	For the year ended June 30, 2009, proceeds from shares sold includes $2,853,972,559 of proceeds from shares acquired through merger (See Note 3 in the Notes to Financial Statements for further information).

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Capital Growth Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Class A Shares
	Year ended June 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$8.55		$12.09		$11.96		$10.18		$9.13

Net investment income/loss(a)	(0.03)		0.00	(b)	0.02		(0.01)		(0.02)

Net realized and unrealized gain/loss	2.21		(3.53)		0.11		1.79		1.07

Total from investment operations	2.18		(3.53)		0.13		1.78		1.05

Less:
Distributions from net investment income	-0-		0.01		-0-		-0-		-0-

Return of capital distributions	-0-		0.00	(b)	-0-		-0-		-0-

Total distributions	-0-		0.01		-0-		-0-		-0-

Net asset value, end of the period	$10.73		$8.55		$12.09		$11.96		$10.18

Total return*	25.50	%(c)	(29.19	%)(d)	1.09	%(d)	17.49	%(d)	11.50	%(d)

Net assets at end of the period (in millions)	$2,772.9		$2,379.9		$1,425.1		$1,402.1		$1,379.3

Ratio of expenses to average net assets*	1.02	%(e)	0.95%		0.94%		0.95%		0.96%

Ratio of net investment income/loss to average net assets*	(0.23	%)(e)	(0.02%)		0.13%		(0.11%)		(0.24%)

Portfolio turnover	63%		28%		52%		45%		70%

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.05	%(e)	1.28%		N/A		N/A		N/A

Ratio of net investment loss to average net assets	(0.27	%)(e)	(0.35%)		N/A		N/A		N/A

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Ratios are based on average daily net assets (000’s omitted) of $2,898,539.
N/A = Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Capital Growth Fund

Financial Highlights—(continued)

	Class B Shares
	Year ended June 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$8.07		$11.44		$11.37		$9.75		$8.81

Net investment loss(a)	(0.04)		(0.01)		(0.04)		(0.09)		(0.09)

Net realized and unrealized gain/loss	2.08		(3.35)		0.11		1.71		1.03

Total from investment operations	2.04		(3.36)		0.07		1.62		0.94

Less:
Distributions from net investment income	-0-		0.01		-0-		-0-		-0-

Return of capital distributions	-0-		0.00	(b)	-0-		-0-		-0-

Total distributions	-0-		0.01		-0-		-0-		-0-

Net asset value, end of the period	$10.11		$8.07		$11.44		$11.37		$9.75

Total return*	25.28	%(c)(e)	(29.30	%)(d)(f)	0.70	%(d)(f)	16.51	%(d)	10.67	%(d)(f)

Net assets at end of the period (in millions)	$294.2		$332.1		$36.2		$43.3		$51.5

Ratio of expenses to average net assets*	1.15	%(e)(g)	1.00	%(f)	1.36	%(f)	1.72%		1.66	%(f)

Ratio of net investment loss to average net assets*	(0.36	%)(e)(g)	(0.07	%)(f)	(0.31	%)(f)	(0.91%)		(0.91	%)(f)

Portfolio turnover	63%		28%		52%		45%		70%

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.19	%(e)(g)	1.37	%(f)	N/A		N/A		N/A

Ratio of net investment loss to average net assets	(0.40	%)(e)(g)	(0.44	%)(f)	N/A		N/A		N/A

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of 0.38%.
(f)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1%.
(g)	Ratios are based on average daily net assets (000’s omitted) of $356,449.
N/A = Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Capital Growth Fund

Financial Highlights—(continued)

	Class C Shares
	Year ended June 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$8.04		$11.44		$11.40		$9.78		$8.84

Net investment loss(a)	(0.10)		(0.06)		(0.08)		(0.09)		(0.10)

Net realized and unrealized gain/loss	2.07		(3.34)		0.12		1.71		1.04

Total from investment operations	1.97		(3.40)		0.04		1.62		0.94

Net asset value, end of the period	$10.01		$8.04		$11.44		$11.40		$9.78

Total return*	24.50	%(b)	(29.72	%)(c)	0.35	%(c)	16.56	%(c)	10.63	%(c)

Net assets at end of the period (in millions)	$120.0		$109.0		$21.7		$7.9		$9.3

Ratio of expenses to average net assets*	1.77	%(d)	1.70%		1.70%		1.72%		1.72%

Ratio of net investment loss to average net assets*	(0.98	%)(d)	(0.77%)		(0.65%)		(0.88%)		(0.97%)

Portfolio turnover	63%		28%		52%		45%		70%

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.80	%(d)	2.07%		N/A		N/A		N/A

Ratio of net investment loss to average net assets	(1.02	%)(d)	(1.14%)		N/A		N/A		N/A

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $129,482.
N/A = Not Applicable

	Class R Shares
							March 20, 2007
							(commencement
	Year ended June 30,						of operations) to
	2010		2009		2008		June 30, 2007

Net asset value, beginning of the period	$8.50		$12.05		$11.95		$11.11

Net investment income/loss(a)	(0.05)		(0.02)		(0.02)		0.01

Net realized and unrealized gain/loss	2.20		(3.52)		0.12		0.83

Total from investment operations	2.15		(3.54)		0.10		0.84

Less:
Distributions from net investment income	-0-		0.01		-0-		-0-

Return of capital distributions	-0-		0.00	(b)	-0-		-0-

Total distributions	-0-		0.01		-0-		-0-

Net asset value, end of the period	$10.65		$8.50		$12.05		$11.95

Total return*	25.29	%(c)	(29.39	%)(d)	0.84	%(d)	7.56	%(d)**

Net assets at end of the period (in millions)	$2.5		$1.8		$0.1		$0.1

Ratio of expenses to average net assets*	1.27	%(e)	1.20%		1.19%		1.18%

Ratio of net investment income/loss to average net assets*	(0.49	%)(e)	(0.28%)		(0.12%)		0.21%

Portfolio turnover	63%		28%		52%		45	%(f)

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.30	%(e)	1.57%		N/A		N/A

Ratio of net investment loss to average net assets	(0.52	%)(e)	(0.65%)		N/A		N/A

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Ratios are based on average daily net assets (000’s omitted) of $2,438.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

**	Non-Annualized
N/A = Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Capital Growth Fund

Financial Highlights—(continued)

									August 12, 2005
	Class Y Shares								(commencement
	Year ended June 30,								of operations) to
	2010		2009		2008		2007		June 30, 2006

Net asset value, beginning of the period	$8.61		$12.18		$12.02		$10.21		$9.55

Net investment income/loss(a)	0.00	(b)	0.02		0.05		0.05		(0.00	)(b)

Net realized and unrealized gain/loss	2.23		(3.57)		0.11		1.76		0.66

Total from investment operations	2.23		(3.55)		0.16		1.81		0.66

Less:
Distributions from net investment income	-0-		0.01		-0-		-0-		-0-

Return of capital distributions	-0-		0.01		-0-		-0-		-0-

Total distributions	-0-		0.02		-0-		-0-		-0-

Net asset value, end of the period	$10.84		$8.61		$12.18		$12.02		$10.21

Total return*	25.90	%(c)	(29.06	%)(d)	1.33	%(d)	17.73	%(d)	6.91	%(d)**

Net assets at end of the period (in millions)	$92.5		$108.5		$73.3		$7.7		$0.6

Ratio of expenses to average net assets*	0.77	%(e)	0.70%		0.69%		0.70%		0.73%

Ratio of net investment loss to average net assets*	0.01	%(e)	0.22%		0.40%		0.40%		(0.05%)

Portfolio turnover	63%		28%		52%		45%		70	%(f)

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	0.80	%(e)	1.05%		N/A		N/A		N/A

Ratio of net investment loss to average net assets	(0.02	%)(e)	(0.13%)		N/A		N/A		N/A

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Assume reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Ratios are based on average daily net assets (000’s omitted) of $141,272.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.
On June 1, 2010, the Fund’s former Class I Shares were reorganized into Class Y Shares.
**	Non-Annualized
N/A = Not Applicable

	Institutional Class Shares
	June 1, 2010
	(Commencement
	of operations) to
	June 30, 2010

Net asset value, beginning of the period	$11.30

Net investment income(a)	0.00	(b)

Net realized and unrealized loss	(0.46)

Total from investment operations	(0.46)

Net asset value, end of the period	$10.84

Total return(c)	(4.07%)

Net assets at end of the period (in millions)	$51.1

Ratio of expenses to average net assets	0.01	%(d)

Ratio of net investment income to average net assets	0.01	%(d)

Portfolio turnover	63	%(e)

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $286.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Capital Growth Fund

Notes to Financial Statements

June 30, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Capital Growth Fund (the “Fund”) is organized as a series of the AIM Sector Funds (Invesco Sector Funds), formerly AIM Sector Funds (the “Trust”), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of twenty-four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Capital Growth Fund (the “Acquired Fund”). The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C, and Class R Shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I Shares received Class Y Shares of the Fund. Information for the Acquired Fund’s — Class I Shares prior to the Reorganization is included with Class Y Shares throughout this report. Institutional Class Shares commenced operations on the Reorganization Date.
  The Fund’s investment objective is to seek capital growth.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y, and Institutional Class. Class A Shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B Shares and Class C Shares are sold with a CDSC. Class R Shares, Class Y Shares, and Institutional Class Shares are sold at net asset value. Generally, Class B Shares will automatically convert to Class A Shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions, including estimates and assumptions regarding taxation, that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.

19        Invesco Van Kampen Capital Growth Fund

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Fair Value Measurements — GAAP defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.
Level 1 — Prices are based on quoted prices in active markets for identical investments.
Level 2 — Prices are based on other significant observable inputs which may include quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.

    Level 3 — Prices are based on significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by the issuer, analysts or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
C.	Security Transactions — Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included on the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported on the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported on the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
D.	Income and Expenses — Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.
E.	Federal Income Taxes — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is presented in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended June 30, 2010, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2010, the Fund had an accumulated capital loss carryforward for tax purposes of $2,999,787,611, which will expire according to the following schedule:

Amount	Expiration Date*

$2,783,784,619	June 30, 2011

216,002,992	June 30, 2017

*	Capital loss carryforwards as of the dates listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of August 22, 2008, the date of the reorganization of Van Kampen Strategic Growth Fund into the Acquired Fund are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited to five years from the date of the reorganization.

20        Invesco Van Kampen Capital Growth Fund

Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$240,353,059

Aggregate unrealized (depreciation) of investment securities	(443,986,857)

Net unrealized (depreciation) of investment securities	$(203,633,798)

Cost of investments for tax purposes is $3,666,054,809

F.	Distribution of Income and Gains — The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains and a portion of gains on futures transactions are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended June 30, 2010 and 2009 was as follows:

	2010	2009

Distributions paid from:
Ordinary income	$-0-	$2,097,097

Return of capital	-0-	1,383,201

	$-0-	$3,480,298

Tax Components of Net Assets at Period-End:

2010

Net unrealized appreciation (depreciation) — investments	$(203,633,798)

Capital loss carryover	(2,999,787,611)

Post-October deferral	(139,808,199)

Shares of beneficial interest	6,676,409,688

Total net assets	$3,333,180,080

Permanent differences, primarily due to expired capital loss carryforward, resulted in the following reclassifications among the Fund’s components of net assets at June 30, 2010:

Accumulated Net	Accumulated Net
Investment Loss	Realized Loss	Capital

$9,740,610	$1,499,063,222	$(1,508,803,832)

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G.	Foreign Currency Translation — Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. The unrealized gains and losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on foreign currency transactions on the Statement of Operations include the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions.
H.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

21        Invesco Van Kampen Capital Growth Fund

NOTE 2—Investment Advisory Agreement and Other Transactions with Affiliates

  The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or ‘‘Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows.

Average Daily Net Assets	% Per Annum

First $1 billion	0.50%

Next $1 billion	0.45%

Next $1 billion	0.40%

Over $3 billion	0.35%

  Prior to the Reorganization, the Acquired Fund paid $14,072,560 in advisory fees to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the ‘Affiliated Sub-Advisers‘) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization Date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the Fund’s expenses (excluding certain items discussed below) of Class A Shares to 1.28%, Class B Shares to 2.03%, Class C Shares to 2.03%, Class R Shares to 1.53%, Class Y Shares to 1.03%, and Institutional Class Shares to 1.03% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Fund’s expenses to exceed the limit reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  Prior to the Reorganization, Van Kampen had voluntarily waived $1,193,614 of fees and/or reimbursed expenses of the Acquired Fund.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. For the period ended June 30, 2010, the Adviser did not waive any advisory fees under this agreement.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $208,620 to Van Kampen Investments Inc. For the year ended June 30, 2010, expenses incurred under these agreements are shown on the Statement of Operations as “Accounting and administrative expenses”. Additionally, Invesco has entered into service agreements whereby State Street Bank & Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Pursuant to such agreement, for the period ended June 30, 2010, IIS was paid $825,377 for providing such services. Prior to the Reorganization, the Acquired Fund paid $5,389,403 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended June 30, 2010, expenses incurred under these agreements are shown on the Statement of Operations as “Transfer agent fees”.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or Invesco Distributors, Inc. (“IDI”).
  “Trustees’ Fees and Related Expenses” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ Fees and Related Expenses” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ Fees and Related Expenses” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended June 30, 2010, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expenses of approximately $83,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets, and up to 0.50% of Class R average daily net assets.

22        Invesco Van Kampen Capital Growth Fund

  With respect to Class B and Class C Shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A Shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse the Distributor for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. to serve as the distributor for the Class A, Class B, Class C and Class R Shares. Pursuant to such agreements, the Acquired Fund paid $9,062,242 to Van Kampen Funds Inc.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A Shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to June 30, 2010, IDI advised the Fund that IDI retained $13,867 in front-end sales commissions from the sale of Class A Shares and $3, $41,648 and $588 from Class A, Class B and Class C Shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, Van Kampen Funds Inc., as distributor for the Acquired Fund, advised the Fund that it received commissions on sales of the Acquired Fund’s Class A Shares of $358,209 and CDSC on redeemed shares of $436,199.

NOTE 3—Share Information

  For the years ended June 30, 2010 and 2009, transactions were as follows:

	For the		For the
	year ended		year ended
	June 30, 2010(a)		June 30, 2009(b)
	Shares	Value	Shares	Value

Sales:
Class A	23,093,495	$249,587,584	213,336,788	$2,334,835,989

Class B	2,775,030	28,039,180	59,995,179	634,203,343

Class C	1,087,248	10,801,481	15,141,661	158,206,548

Class R	72,375	780,389	274,201	2,868,875

Class Y	7,825,815	84,112,718	16,402,663	138,251,685

Institutional Class	4,708,697	51,042,679	-0-	-0-

Total Sales	39,562,660	$424,364,031	305,150,492	$3,268,366,440

Dividend Reinvestment:
Class A	-0-	$-0-	356,631	$2,357,326

Class B	-0-	-0-	112,552	702,328

Class C	-0-	-0-	-0-	-0-

Class R	-0-	-0-	144	945

Class Y	-0-	-0-	22,365	148,730

Institutional Class	-0-	-0-	-0-	-0-

Total Dividend Reinvestment	-0-	$-0-	491,692	$3,209,329

Repurchases:
Class A	(43,080,611)	$(466,889,867)	(53,148,057)	$(418,577,768)

Class B	(14,847,014)	(151,736,299)	(22,112,733)	(163,811,903)

Class C	(2,673,248)	(27,032,884)	(3,467,485)	(25,075,212)

Class R	(50,981)	(546,184)	(66,926)	(522,037)

Class Y	(11,884,633)	(128,051,318)	(9,855,174)	(76,818,286)

Institutional Class	-0-	-0-	-0-	-0-

Total Repurchases	(72,536,487)	$(774,256,552)	(88,650,375)	$(684,805,206)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 32% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, 3% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.

23        Invesco Van Kampen Capital Growth Fund

(b)	On August 22, 2008, the Acquired Fund acquired all of the assets and liabilities of the Van Kampen Strategic Growth Fund (“Strategic Growth”) through a tax free reorganization approved by Strategic Growth shareholders on July 22, 2008. The Acquired Fund issued 182,031,893, 56,035,854, 13,161,313, 208,176 and 2,052,732 shares of Classes A, B, C, R and I valued at $2,080,624,590, $605,187,073, $142,142,305, $2,371,129 and $23,647,462, respectively, in exchange for Strategic Growth’s net assets. The shares of Strategic Growth were converted into Acquired Fund shares at a ratio of 3.718 to 1, 3.298 to 1, 3.373 to 1, 3.679 to 1 and 3.762 to 1 for Classes A, B, C, R and I, respectively. Net unrealized depreciation of Strategic Growth as of August 22, 2008 was $337,552,986. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended June 30, 2009. Combined net assets on the day of reorganization were $4,327,396,622. Included in these net assets was a capital loss carryforward of $4,251,719,885, deferred compensation of $633,736, deferred pension of $81,029 and the deferral of losses related to wash sale transactions of $8,961,616.

NOTE 4—Investment Transactions

  During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and money market funds, were $2,050,232,884 and $2,412,492,140, respectively.

NOTE 5—Indemnifications

  Under the Trust’s organizational documents, each trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 6—Cash Balances

  The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Change in Independent Registered Public Accounting Firm

  In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

24        Invesco Van Kampen Capital Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco Van Kampen Capital Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Capital Growth Fund (formerly known as Van Kampen Capital Growth Fund; one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at June 30, 2010, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended June 30, 2009 and the financial highlights of the Fund for the periods ended June 30, 2009 and prior were audited by other independent auditors whose report dated August 21, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

August 16, 2010
Houston, Texas

25        Invesco Van Kampen Capital Growth Fund

Calculating your ongoing Fund expenses

Expense example

  As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/10 — 06/30/10.

Actual expense

  The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses
	Account Value	Account Value	Paid During	Account Value	Paid During
Class	(01/01/10)	(06/30/10)	Period*	(06/30/10)	Period*
A	$1,000.00	$955.48	$4.80	$1,019.89	$4.96

B	1,000.00	954.67	5.23	1,019.44	5.41

C	1,000.00	951.52	8.37	1,016.22	8.65

R	1,000.00	954.26	6.01	1,018.65	6.21

Y	1,000.00	955.87	3.59	1,021.12	3.71

Institutional	1,000.00	959.29	0.01	1,024.74	0.05

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99%, 1.08%, 1.73%, 1.24%, 0.74% and 0.01% for Class A, B, C, R, Y and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period), expect for Institutional Class Shares “Actual” information which reflects the period from Commencement of Operations through June 30, 2010. These expense ratios reflect an expense waiver. The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.
Assumes all dividends and distributions were reinvested.

26        Invesco Van Kampen Capital Growth Fund

Approval of Investment Advisory and Sub-advisory Agreements With Invesco Advisers, Inc. And Its Affiliates

The Board of Trustees (the Board) of AIM Sector Funds (Invesco Sector Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Van Kampen Capital Growth Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Van Kampen retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed the information provided differently than another Trustee.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these

27        Invesco Van Kampen Capital Growth Fund

services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

28        Invesco Van Kampen Capital Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended June 30, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29        Invesco Van Kampen Capital Growth Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Van Kampen Capital Growth Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	178,446,652	7,316,305	10,460,628	0

30        Invesco Van Kampen Capital Growth Fund

Trustees and Officers
The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance company); and Investment Company Institute

		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee
Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired	214	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	2003	Retired	214	None
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd. (investment banking firm)	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society
		Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.
		Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	214	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	214	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired	214	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	1997	Retired	214	None
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee
Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	214	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, The Invesco Funds; and Trustee, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Director and Chairman, Van Kampen Advisors Inc.	N/A	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Director and Vice President, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Trustees and Officers — (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee
Other Officers

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.
Office of the Fund
11 Greenway Plaza, Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the Independent Trustees
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza, Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street, Suite 2900
Houston, TX 77002-5678
Custodian
State Street Bank and Trust Company
225 Franklin
Boston, MA 02110-2801

Go Paperless with eDelivery
Visit invesco.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that’s all about eeees:
-	environmentally friendly. Go green by reducing the number of trees used to produce paper.

-	economical. Help reduce your fund’s printing and delivery expenses and put more capital back in your fund’s returns.

-	efficient. Stop waiting for regular mail. Your documents will be sent via email as soon as they’re available.

-	easy. Download, save and print files using your home computer with a few clicks of your mouse.
This service is provided by Invesco Investment Services, Inc.
Invesco Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     If used after October 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-CGR-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     The following information relates to the series funds of the Registrant covered by this report and includes information pertaining to principal accountant fees and services rendered to such funds for the two most recently completed fiscal years or, if shorter, since a fund’s commencement of operations:

		Percentage of Fees Billed
		Applicable to Non-Audit
	Fees Billed for	Services Provided for
	Services Rendered to	fiscal year end 6/30/2010
	the Registrant for	Pursuant to Waiver
	fiscal year end	of Pre-Approval
	6/30/2010	Requirement(1)
Audit Fees	$58,100	N/A
Audit-Related Fees	$0	0%
Tax Fees(2)	$12,600	0%
All Other Fees	$0	0%

Total Fees	$70,700	0%
PWC billed the Registrant aggregate non-audit fees of $12,600 for the fiscal year ended June 30, 2010.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end June 30, 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years or, if shorter, since a fund’s commencement of operations as follows:

	Fees Billed for
	Non-Audit Services
	Rendered to Invesco
	and Invesco	Percentage of Fees Billed
	Affiliates for fiscal	Applicable to Non-Audit
	year end 6/30/2010	Services Provided for
	That Were Required	fiscal year end 6/30/2010
	to be Pre-Approved	Pursuant to Waiver
	by the Registrant’s	of Pre-Approval
	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%
Tax Fees	$0	0%
All Other Fees	$0	0%

Total Fees(2)	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended June 30, 2010.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of June 25, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 25, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.
(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Sector Funds (Invesco Sector Funds)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: September 3, 2010

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: September 3, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: September 3, 2010

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.